UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report September 11, 2024

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

AIM Immunotech Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Item 3.02. Unregistered Sales of Equity Securities

The disclosure regarding the shares of common stock set forth under Item 5.02 is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2024, the compensation committee of our Board of Directors (the “Committee”) reviewed the compensation arrangements of our CEO, Thomas K. Equels. The cash portion of his short-term compensation was further reduced from $750,000 to $650,000, with the reduced amount being paid in restricted shares of our common stock valued at $100,000, such value equal to 100% of the closing price of our common stock on the NYSE American on September 10, 2024, the trading date immediately preceding the date of issuance of the shares.

While reviewing Mr. Equels’ compensation, the Committee also reviewed the prior changes to Mr. Equels’ and Mr. Rodino’s compensation that were effected on August 12, 2024 and noticed that the period during which the changes in their compensation were to occur was incorrect and both periods should have been for the year ending on August 12, 2025.

The changes in compensation for Mr. Equels and the corrections to his and Mr. Rodino’s employment agreements are reflected in new amendments to their employment agreement.

The foregoing does not purport to be complete and is qualified in its entirety by reference to the amendments to Messrs. Equels’ and Rodino’s employment agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are each incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

10.1	September 11, 2024 amendment to the employment agreement of Thomas K. Equels.
10.2	September 11, 2024 amendment to the employment agreement of Peter W. Rodino, III.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM ImmunoTech Inc.

Date: September 12, 2024	By	/s/ Thomas K. Equels
Thomas K. Equels, CEO